UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: September 1, 2022

(Date of earliest event reported)

 _________________________________________

CYNERGISTEK, INC.

(Exact name of registrant as specified in its charter)

  __________________________________________

Delaware	000-27507	37-1867101
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11940 Jollyville Road, Suite 300-N

Austin, Texas 78759

(Address of principal executive offices, including zip code)

(512) 402-8550

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CTEK	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

INTRODUCTORY NOTE

On September 1, 2022, Clearwater Compliance LLC, a Tennessee limited liability company (“Parent”), completed the previously announced acquisition of CynergisTek, Inc., a Delaware corporation (the “Company” or “CynergisTek”), pursuant to an Agreement and Plan of Merger, dated as of May 23, 2022 (the “Merger Agreement”), by and among the Company, Parent and Clearwater Compliance Acquisition Company I, a Delaware corporation and a wholly owned subsidiary of Parent (the “Merger Sub”).   Parent is a portfolio company of funds affiliated with Altaris Capital Partners, LLC (“Altaris”).

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 1, 2022, pursuant to the terms of the Merger Agreement and in accordance with the Delaware General Corporation Law, as amended, Merger Sub merged with and into CynergisTek (the “Merger”) with CynergisTek continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Surviving Corporation”).

In the Merger, each share of common stock, par value $0.001 per share, of CynergisTek (“Common Stock”) that was issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than shares of Common Stock (a) held in treasury of the Company, (b) owned by any subsidiary of the Company, or owned by Parent, Merger Sub or any other subsidiary of Parent or (c) held by a holder who is entitled to, and who has perfected, appraisal rights for such shares under Delaware law) was converted automatically into the right to receive an amount of cash equal to $1.25 (the “Merger Consideration”), without interest, subject to any required withholding of taxes.

In addition, pursuant to the Merger Agreement, at the Effective Time each outstanding and unvested restricted stock unit (“RSU”) automatically vested in full (except that performance-based vesting RSUs vested at the applicable target level) and was cancelled and automatically converted into the right to receive an amount of cash (without any interest thereon, and less applicable withholding taxes) equal to the product of (i) the total number of shares of Common Stock then underlying such RSU multiplied by (ii) the Merger Consideration. Because the per-share Merger Consideration was less than the applicable exercise price of each outstanding and unexercised option to purchase Common Stock (“Stock Option”), all Stock Options were cancelled at the Effective Time without any consideration, as provided in the Merger Agreement.  Additionally, at the Effective Time, (i) the warrant to purchase Common Stock held by Paul Anthony, the Chief Financial Officer and Secretary of the Company (the “Anthony Warrant”), was cancelled without any consideration, and (ii) the warrant to purchase Common Stock held by Horton Capital Management LLC (the “Horton Warrant”), was cancelled in exchange for payment of $300,000 to the holder of the Horton Warrant, pursuant to the terms of the Horton Warrant.

Parent paid, or caused to be paid, an aggregate of approximately $17.7 million in cash in the Merger, without giving effect to related transaction fees and expenses, and funded the payments required to complete the Merger with the proceeds of equity financing provided by funds affiliated with Altaris.

The foregoing descriptions of the Merger and the Merger Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to CynergisTek’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on May 23, 2022, which is incorporated herein by reference.

The information set forth in the Introductory Note above and in Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

Following the consummation of the Merger on September 1, 2022, CynergisTek notified the NYSE American Stock Market (“NYSE American”) that the Merger had been consummated and requested that NYSE American suspend trading of the CynergisTek shares of Common Stock effective prior to the opening of the market on September 1, 2022, and that the listing of the shares of Common Stock be withdrawn.  In addition, CynergisTek requested that NYSE American file with the SEC a notification on Form 25 to report the delisting of the shares of Common Stock from NYSE American and to deregister the shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

CynergisTek also intends to file with the SEC a certification on Form 15 requesting the deregistration of the Common Stock under Section 12(g) of the Exchange Act and the suspension of CynergisTek’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 is incorporated herein by reference.

Item 5.01Change in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 is incorporated herein by reference.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, at the Effective Time, each of the following members of the board of directors of CynergisTek (the “Board”) automatically ceased to be directors of CynergisTek: John Flood, Michael Loria, Robert McCashin, Michael McMillan, Theresa Meadows, Mark Roberson, and Dana Sellers.  In addition, at the Effective Time, Michael McMillan resigned from his positions as President and Chief Executive Officer of CynergisTek, Paul Anthony resigned from his positions as Chief Financial Officer and Secretary of CynergisTek, and Tim McMullen resigned from his position as Chief Operating Officer of CynergisTek.  As of the Effective Time, Steve Cagle has been appointed as the President and Chief Executive Officer of the Surviving Corporation, and Baxter Lee has been appointed as the Chief Financial Officer, Secretary, and Treasurer of the Surviving Corporation.

In accordance with the terms of the Merger Agreement, the directors of Merger Sub immediately prior to the Effective Time, which consisted of Steve Cagle and Baxter Lee, became the directors of CynergisTek immediately after the Effective Time.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, in connection with the consummation of the Merger, CynergisTek’s certificate of incorporation and bylaws were amended and restated in their entirety to be in the respective forms prescribed by the Merger Agreement. A copy of each of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws is attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and is incorporated herein by reference.

The information set forth in Item 2.01 is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
2.1

Agreement and Plan of Merger, dated as of May 23, 2022, by and among the Company, Parent and Merger Sub (incorporated by reference to Exhibit 2.1 to CynergisTek’s Current Report on Form 8-K, filed with the SEC on May 23, 2022)

3.1	Amended and Restated Certificate of Incorporation of CynergisTek, Inc., dated as of September 1, 2022
3.2	Amended and Restated Bylaws of CynergisTek, Inc.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYNERGISTEK, INC.

Date:	September 1, 2022
By:	/s/ Steve Cagle
Steve Cagle, President and Chief Executive Officer